UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2009

OTTER TAIL AG ENTERPRISES, LLC

(Exact name of registrant as specified in its charter)

000-53042

Commission File No.

Minnesota	EIN 41-2171784
(State or other jurisdiction of	(IRS Employer Identification No.)
incorporation or organization)

24096 - 170th Avenue
Fergus Falls, MN 56537-7518

(Address of Principal Executive Offices)

(218) 998-4301

(Registrant’s Telephone Number)

Not Applicable

(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURES

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 19, 2009, Leland R. Rogness, whose term as Governor is scheduled to expire at the 2010 Annual Meeting of Otter Tail Ag Enterprises, LLC  (the “Company”), informed the Company of his intention to retire from the Board of Governors and from any Committee of the Board of Governors on which he serves, effective immediately.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Otter Tail Ag Enterprises, LLC

Date: February 23, 2009	By /s/ Anthony J. Hicks
	Name:	Anthony J. Hicks
	Title:	Chief Executive Officer and Chief Financial Officer